                                 United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 30, 2001
                                                 --------------


                             BANCFIRST CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)


             OKLAHOMA                   0-14384                73-1221379
             --------                   -------                ----------
 (State or other jurisdiction of      (Commission          (I.R.S. Employer
           incorporation              File Number)        Identification No.)


   101 North Broadway, Suite 200, Oklahoma City, Oklahoma         73102
   ------------------------------------------------------         -----
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (405) 270-1086
                                                    --------------

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Item 9. Regulation FD Disclosure.

                             BANCFIRST CORPORATION
                           CONSOLIDATED BALANCE SHEET
                                  (Unaudited)
                             (Dollars in thousands)

                                                                                 March 31,
                                                                  -----------------------------------               December 31,
                                                                     2001                     2000                     2000
                                                                  ----------               ----------               ----------
ASSETS
Cash and due from banks                                           $  132,551               $  116,488               $  162,455
Interest-bearing deposits with banks                                   3,336                      652                      663
Federal funds sold                                                   195,000                   70,850                   65,900
Securities (market value: $550,672, and $590,391                     548,741                  591,931
 and $561,434, respectively)                                                                                           560,551
Loans:
  Total loans (net of unearned interest)                           1,677,812                1,490,850                1,666,338
  Allowance for loan losses                                          (25,321)                 (23,566)                 (25,380)
                                                                  ----------               ----------               ----------
       Loans, net                                                  1,652,491                1,467,284                1,640,958
Premises and equipment, net                                           57,981                   55,614                   57,795
Other real estate owned                                                1,481                    1,404                    1,453
Intangible assets, net                                                24,267                   23,339                   25,156
Accrued interest receivable                                           26,158                   22,069                   27,288
Other assets                                                          34,348                   28,553                   28,036
                                                                  ----------               ----------               ----------
       Total assets                                               $2,676,354               $2,378,184               $2,570,255
                                                                  ==========               ==========               ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
  Noninterest-bearing                                             $  521,296               $  434,348               $  509,770
  Interest-bearing                                                 1,826,183                1,680,981                1,757,627
                                                                  ----------               ----------               ----------
       Total deposits                                              2,347,479                2,115,329                2,267,397
Short-term borrowings                                                 34,893                   23,597                   37,292
Long-term borrowings                                                  25,939                   27,304                   26,613
9.65% Capital Securities                                              25,000                   25,000                   25,000
Accrued interest payable                                               9,771                    8,111                   10,302
Other liabilities                                                     25,015                   28,553                   28,036
Minority interest                                                      1,895                       --                       --
                                                                  ----------               ----------               ----------
       Total liabilities                                           2,469,992                2,210,207                2,373,297
                                                                  ----------               ----------               ----------

Commitments and contingent liabilities
Stockholders' equity:
  Common stock, $1.00 par (shares issued: 8,322,169,                   8,322                    8,098                    8,327
   8,098,195 and 8,326,638, respectively)
  Capital surplus                                                     56,619                   47,081                   56,169
  Retained earnings                                                  135,341                  117,314                  130,932
  Accumulated other comprehensive income                               6,080                   (4,516)                   1,530
                                                                  ----------               ----------               ----------
      Total stockholders' equity                                     206,362                  167,977                  196,958
                                                                  ----------               ----------               ----------
      Total liabilities and stockholders' equity                  $2,676,354               $2,378,184               $2,570,255
                                                                  ==========               ==========               ==========

   See accompanying notes to consolidated financial statements.
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                             BANCFIRST CORPORATION
                        CONSOLIDATED STATEMENT OF INCOME
                                  (Unaudited)
                 (Dollars in thousands, except per share data)


                                                                  Three Months Ended
                                                                        March 31,
                                                              ---------------------------
                                                               2001                2000
                                                              -------             -------
INTEREST INCOME
Loans, including fees                                         $38,201             $33,353
Securities:
  Taxable                                                       7,692               8,427
  Tax-exempt                                                      606                 550
Federal funds sold                                              1,639                 803
Interest-bearing deposits with banks                               42                  18
                                                              -------             -------
    Total interest income                                      48,180              43,151
                                                              -------             -------
INTEREST EXPENSE
Deposits                                                       20,558              17,118
Short-term borrowings                                             462                 346
Long-term borrowings                                              408                 413
9.65% Capital Securities                                          612                 612
    Total interest expense                                     22,040              18,489
                                                              -------             -------
Net interest income                                            26,140              24,662
Provision for loan losses                                         332               1,289
    Net interest income after provision
      for loan losses                                          25,808              23,373
                                                              -------             -------
NONINTEREST INCOME
Trust revenue                                                 $   958             $   777
Service charges on deposits                                     4,424               4,056
Securities transactions                                            --                  --
Income from sales of loans                                        189                 214
Other                                                           2,835               2,211
                                                              -------             -------
    Total noninterest income                                    8,406               7,258
                                                              -------             -------
NONINTEREST EXPENSE
Salaries and employee benefits                                 13,064              11,902
Occupancy and fixed assets expense, net                         1,560               1,378
Depreciation                                                    1,265               1,266
Amortization of intangibles                                       772                 945
Data processing services                                          528                 663
Net expense from other real estate owned                          (22)                (70)
Other                                                           5,994               4,903
                                                              -------             -------
    Total noninterest expense                                  23,161              20,987
                                                              -------             -------
Income before taxes                                            11,053               9,644
Income tax expense                                             (3,902)             (3,487)
                                                              -------             -------
    Net income                                                  7,151               6,157
Other comprehensive income, net of tax:
  Unrealized gains (losses) on securities                       4,550              (1,008)
                                                              -------             -------
    Comprehensive income                                      $11,701             $ 5,149
                                                              =======             =======

NET INCOME PER COMMON SHARE
Basic                                                         $  0.86             $  0.76
                                                              =======             =======
Diluted                                                       $  0.85             $  0.75
                                                              =======             =======

See accompanying notes to consolidated financial statements.

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

                             BANCFIRST CORPORATION
                      SELECTED CONSOLIDATED FINANCIAL DATA
                                  (Unaudited)
                 (Dollars in thousands, except per share data)

                                                                                                     Three Months Ended
                                                                                                         December 31,
                                                                                              ---------------------------------
                                                                                                 2001                    2000
                                                                                              ---------               ---------
Per Common Share Data
Net income - basic                                                                               $ 0.86                  $ 0.76
Net income - diluted                                                                               0.85                    0.75
Cash net income - diluted                                                                          0.93                    0.83
Cash dividends                                                                                     0.18                    0.16
Performance Data
Return on average assets                                                                           1.11%                   1.06%
Return on average stockholders' equity                                                            14.54                   14.88
Cash dividend payout ratio                                                                        20.93                   21.05
Net interest spread                                                                                3.64                    3.95
Net interest margin                                                                                4.59                    4.76
Efficiency ratio                                                                                  67.04                   65.75



                                                                                      March 31,
                                                                             ---------------------------              December 31,
                                                                                2001              2000                    2000
                                                                             ---------         ---------               ---------
Balance Sheet Data
Book value per share                                                           $24.80            $20.74                  $23.65
Tangible book value per share                                                   21.88             17.86                   20.63
Average loans to deposits (year-to-date)                                        72.83%            70.07%                  73.07%
Average earning assets to total assets (year-to-date)                           90.00             90.07                   90.11
Average stockholders' equity to average assets (year-to-date)                    7.64              7.09                    7.38
Asset Quality Ratios
Nonperforming and restructured loans to total loans                              1.01%             0.95%                   0.73%
Nonperforming and restructured assets to total assets                            0.71              0.60                    0.56
Allowance for loan losses to total loans                                         1.51              1.58                    1.52
Allowance for loan losses to nonperforming and restructured loans              148.98            165.77                  207.85

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                                   SIGNATURES


   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BANCFIRST CORPORATION
                                    ---------------------
                                           (Registrant)



Date April 30, 2001                 /s/ Randy P. Foraker
     --------------                 ---------------------
                                         (Signature)
                                    Randy P. Foraker
                                    Senior Vice President and Controller;
                                    Assistant Secretary/Treasurer
                                    (Principal Accounting Officer)

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